MetWest Sustainable Securitized Fund

I SHARE: MWESX  |  M SHARE: MWERX

JULY 29

SUMMARY

PROSPECTUS

Before you invest, you may want to review the Fund’s Prospectus which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.TCW.com. You can also get this information at no cost by calling 1-800-241-4671 or by sending an email request to metwestclientservices@tcw.com. The Fund’s current Prospectus and Statement of Additional Information, both dated July 29, 2023, are incorporated by reference into this Summary Prospectus. The Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.TCW.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. Contact your financial intermediary or, if you invest directly with the Funds, call (800) 241-4671 to request that you continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held through your financial intermediary or directly with TCW.

MW-ESG SF_0723

Investment Objective

The Sustainable Securitized Fund seeks to maximize current income and achieve above average long-term total return.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	M Class	I Class
Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	2.71%	2.54%
Shareholder Servicing Expenses[1]	0.10%	0.02%
Total Annual Fund Operating Expenses	3.36%	2.94%
Fee Waiver and/or Expense Reimbursement[2]	(2.65)%	(2.44)%
Total Annual Fund Operating Expenses	0.71%	0.50%

[1]

The Fund is authorized to compensate broker-dealers and other third-party intermediaries up to 0.10% (10 basis points) of the M Class and I Class assets serviced by that intermediary for shareholder services.

[2]

Metropolitan West Asset Management, LLC (the “Adviser”) has contractually agreed to reduce advisory fees and/or reimburse expenses, including distribution expenses, to limit the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, short sale dividend expenses, acquired fund fees and expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to the net expenses shown in the table for the applicable share class. The Adviser may recoup reduced fees and expenses only within three years of the waiver or reimbursement, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This contract will remain in place until July 31, 2024. Although it does not expect to do so, the Board of Trustees is permitted to terminate that contract sooner in its discretion with written notice to the Adviser.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The cost for the Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only (through July 31, 2024). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$73	$785	$1,521	$3,469
Class I	$51	$678	$1,332	$3,086

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 312% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in debt securities issued by securitized vehicles and similar instruments that the Adviser believes satisfy one or more of its positive-screening environmental, social and governance (“ESG”) criteria to support sustainable initiatives. A securitized vehicle typically issues debt securities backed by assets it owns such as commercial or residential mortgage loans, as well as other types of loans and assets. The Fund may also invest in other types of real estate related debt, mortgage pass-through securities, as well as floating, variable and fixed-rate securities. The Fund will invest in securities that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities and those issued by non-governmental entities, as well as unguaranteed securities issued by private entities. Under normal circumstances, the Fund invests at least 80% of its net assets in securities rated investment grade or unrated securities determined by the Adviser to be of comparable quality. The Fund may also invest up to 20% of its assets in below investment grade bonds (“junk bonds”), which are bonds rated below BBB- by Fitch Ratings, Inc. (“Fitch”), below BBB- by S&P Global Ratings (“S&P”) and below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, bonds deemed by the

Fund’s investment advisor to be of comparable quality. The Fund may invest up to 15% of its total assets (measured at the time of investment) in asset-backed and mortgage-related securities rated below investment grade by Moody’s, S&P or Fitch, or, if unrated, determined by the Adviser to be of comparable quality.

In determining whether to buy or sell investments, the portfolio management team evaluates each investment idea based on, among other factors, the team’s view of its current income potential, risk level, capital appreciation potential, and how it fits within the Fund’s overall portfolio. The allocation of capital to sectors and securities is driven primarily by the Adviser’s assessment of relative value offered by each sector and security, respectively, with an additional positive ESG screen to determine whether securities meet the portfolio manager’s criteria to support sustainable initiatives.

In implementing its positive-screening ESG strategy, the Adviser evaluates potential investments based on a number of factors, including, but not limited to: support for affordable housing and community development, especially serving low- and moderate-income individuals and communities; mortgage-backed securities that support energy efficiency and broader “green” initiatives; certain non-mortgage related asset-backed securities, such as collateralized loan obligations with ESG-related exclusionary criteria; and commercial and consumer secured and unsecured debt related to sustainable initiatives, such as solar facilities. Governance review includes, but is not limited to, lending programs, borrower education and disclosure, origination policies, servicing practices, and securitization deal structure.

In conducting its positive ESG screening process, the Adviser reviews for environmental, social and/or sustainable features related to the underlying security collateral and issuer programs, evidenced by marketing materials, borrower underwriting criteria, loan tapes (electronic files that capture lending product data from a financial firm’s internal systems), additional issuer disclosures and clarification from engagement, as well as third-party reports such as rating agency presales and second-party opinions where applicable. Typically, there is significant disclosure around issuer lending programs that offers insight into the environmental, social and/or sustainable nature of a securitization, such as supporting energy-efficient property improvements (environmental positive) and/or supporting affordable rental housing access and availability (social positive). The Adviser will also engage with issuers to obtain additional materials, clarification, and/or data points to support the viability of their lending and securitization programs and/or confirm their compliance with industry standards such as the International Capital Market Association (ICMA) Green, Social and/or Sustainable bond principles. The Adviser will continue to monitor the market for additional information sources as well as issuer best-practices to enhance its diligence and positive screening approach.

The types of ESG securitized vehicles in which the Fund invests typically include, but are not limited to: (i) agency mortgage-backed securities and private label residential mortgage-backed securities that are collateralized by mortgage loans originated to support energy-efficient home improvements or with a financial inclusion component, focusing on promoting affordability and/or lending to low-to-moderate income individuals and communities; (ii) commercial mortgage-backed securities collateralized by certified energy efficient commercial properties (usually LEED-certified but also including alternative green building certifications such as BREEAM, NABERS, and Energy Star) or by loans focused on promoting affordable rental housing, typically through a landlord commitment and/or requirement to sustain below-market rents in existing or new construction multifamily properties; and (iii) asset-backed securities with an energy efficiency component, such as lower-carbon transportation and green asset transportation. Other securities considered for positive ESG screening include ESG collateralized loan obligations that often also include investment restrictions in certain sectors such as production and/or sale of weapons or tobacco-related products. The investment analysis and liquidity of these securitized vehicles do not differ materially from other forms of asset-backed securities the Adviser would typically consider for its other registered funds, except for the addition of the positive ESG screening process.

As ESG standards evolve, the Adviser may update the foregoing criteria to more accurately reflect the portfolio management team’s understanding of ESG factors. The Adviser may use issuer engagement, as necessary, to determine whether investments support positive and sustainable environmental, social and governance impact.

The Fund’s investments are not limited to securities labeled “sustainable” or “ESG.” An investment’s satisfaction of the ESG criteria described above is based on the Adviser’s proprietary analysis and not that of a third party. There can be no guarantee that an investment that passes the Adviser’s positive screening process for ESG criteria will actually support sustainable initiatives. The Fund may invest up to 20% of its net assets in securities that the Adviser does not consider to be ESG investments.

Securities or other instruments may be sold for a number of reasons, including when the portfolio managers believe that (i) another security or instrument may offer a better investment opportunity, (ii) there has been a deterioration in the credit fundamentals of an issuer, (iii) an individual security or instrument has reached its sell target, (iv) the portfolio should be rebalanced for diversification or portfolio weighting purposes, or (v) the security no longer meets the Adviser’s ESG criteria.

Under normal circumstances, the Fund’s portfolio duration is two to eight years and the Fund’s dollar-weighted average maturity ranges from two to fifteen years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security to changes in interest rates.

The Fund invests in the U.S. and international securitized markets, including securities denominated in foreign currencies. The Fund has the flexibility to allocate up to 20% of its total assets to securities of foreign issues denominated in U.S. dollars or foreign currencies. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss from fluctuations in currency exchange rates, but is under no obligation to do so under any circumstances. Up to 10% of the Fund’s total assets may be invested in emerging markets and instruments that are economically tied to emerging market countries. The Fund considers emerging market countries to include all of the countries in the J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified, the J.P. Morgan Corporate Emerging Market Bond Index (CEMBI) Broad Diversified, the J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM), the MSCI Emerging Markets Index and the MSCI Frontier Markets Index. Instruments considered to be economically tied to emerging market countries are (i) those that are principally traded in an emerging market country, or (ii) those that are issued by: (a) an issuer organized under the laws of or maintaining a principal place of business in an emerging market country, (b) an issuer that derives or is expected to derive 50% or more of its total revenues, earnings or profits from business activity in an emerging market country, or that maintains or is expected to maintain 50% or more of its employees, assets, investments or operations in an emerging market country, or (c) a governmental or quasi-governmental entity of an emerging market country. The emerging market fixed-income securities in which the Fund may invest are not subject to any minimum credit quality standards, so long as the value of those investments does not cause the Fund to exceed its limits on investments in securities rated below investment grade.

The Fund may sell securities and other instruments short provided that not more than 33 1/3% of its net assets is held as collateral for those transactions. Derivatives are used in an effort to hedge investments, for risk management, or to increase income or gains for the Fund. The types of derivatives in which the Fund will principally invest are options, futures, swap agreements and currency forwards, as well as: (i) securitized instruments that isolate specific cash flows, such as Principal only (PO) bonds or Interest only (IO) bonds; (ii) tiered index bonds that reference a series of cash securitizations (such as CMBX, a non-agency securitized index where the underlying assets are commercial mortgage-backed securities), and (iii) TBAs (to-be-announced securities). The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Principal Risks

Because the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•	New Fund Risk: the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

•	Debt Securities Risk: the risk that the value of a debt security may increase or decrease as a result of various factors, including changes in interest rates, actual or perceived inability or unwillingness of issuers to make principal or interest payments, market fluctuations and illiquidity in the debt securities market.

•	Market Risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•	Interest Rate Risk: the risk that debt securities may decline in value because of changes in interest rates.

•	Mortgage-Backed Securities Risk: the risk of investing in mortgage-backed securities, including prepayment risk and extension risk. Mortgage-backed securities react differently to changes in interest rates than other bonds, and some mortgage-backed securities are not backed by the full faith and credit of the U.S. government.

•	Asset-Backed Securities Risk: the risk of investing in asset-backed securities, including the risk of loss as a result of the impairment of the value of the underlying financial assets, prepayment risk and extension risk. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default.

•	Prepayment Risk: the risk that in times of declining interest rates, the Fund’s higher yielding securities may be prepaid and the Fund may have to replace them with securities having a lower yield.

•	Extension Risk: the risk that in times of rising interest rates, borrowers may pay off their debt obligations more slowly, causing securities considered short- or intermediate-term to become longer-term securities that fluctuate more widely in response to changes in interest rates than shorter-term securities.

•	ESG Investing Risk: the risk that the Fund’s ESG strategy may select or exclude securities of certain issuers for non-financial reasons, and that the Fund’s performance will differ from funds that do not utilize an ESG investing strategy. For example, the application of this strategy could affect the Fund’s exposure to certain sectors or types of investments, which could negatively impact the Fund’s performance. ESG investing is qualitative and subjective by nature, and there is no guarantee that the criteria used by the Adviser or any judgment exercised by the Adviser will reflect the opinions of any particular investor. Funds with ESG investment strategies are generally suited for long-term rather than short-term investors.

There are no universally agreed upon objective criteria for assessing ESG factors for investments. Rather, these criteria tend to have many subjective characteristics, can be difficult to analyze, and frequently involve a balancing of numerous factors. ESG factors can vary over different periods and can evolve over time. They may also be difficult to apply consistently across different types of investments. For these reasons, ESG standards may be aspirational and tend to be stated broadly and applied flexibly. In addition, investors and others may disagree as to whether a certain investment satisfies ESG standards given the absence of mandated or generally accepted criteria.

•	Below Investment Grade Mortgage-Backed Securities Risk: the Fund’s investments in residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) that are rated below investment grade generally carry greater liquidity risk than their investment grade counterparts. Historically, the markets for such below investment grade securities, and for below investment grade asset-backed securities in general, have been characterized at times by less liquidity than the market for analogous investment grade securities, particularly during the financial crisis of 2007 and 2008.

•	Unrated Securities Risk: the risk that unrated securities may be less liquid than comparable rated securities, and the risk that the Adviser may not accurately evaluate the security’s comparative credit rating.

•	Issuer Risk: the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•	Credit Risk: the risk that an issuer may default in the payment of principal and/or interest on a security.

•	Inflation Risk: the risk that the value of the Fund’s investments may not keep up with price increases from inflation.

•	Liquidity Risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Over recent years, the fixed-income markets have grown more than the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of the Fund’s assets may change over time.

•	Valuation Risk: the risk that the portfolio instruments may be sold at prices different from the values established by the Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued.

•	Price Volatility Risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•

Futures Contracts Risk: the risk of investing in futures contracts, which includes (1) the imperfect correlation between a futures contract and the change in market value of the underlying instrument held by the Fund; (2) a high degree of leverage because of the low collateral deposits normally involved in futures trading; (3) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (4) losses caused by unanticipated market movements, which are potentially unlimited; and (5) the inability of the Fund to execute a trade because of the maximum permissible price movements exchanges may impose on futures contracts.

•	Derivatives Risk: the risk of investing in derivative instruments, which includes liquidity, interest rate, market, credit and management risks as well as risks related to mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities.

•	Securities Selection Risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or included in benchmarks that are representative of the same asset class because of the portfolio managers’ choice of securities.

•	Frequent Trading Risk: the risk that frequent trading may lead to increased portfolio turnover and higher transaction costs, which may reduce the Fund’s performance and may cause higher levels of current tax liability to shareholders of the Fund.

•	Leverage Risk: the risk that leverage may result from certain transactions, including the use of derivatives and borrowing. This may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result. To the extent required by applicable law or regulation, the Fund will reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

•	Swap Agreements Risk: the risk of investing in swaps, which, in addition to risks applicable to derivatives generally, includes: (1) the inability to assign a swap contract without the consent of the counterparty; (2) potential default of the counterparty to a swap for those not traded through a central counterparty; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out a swap transaction at a time that otherwise would be favorable for it to do so.
•	Junk Bond Risk: the risk that junk bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds.

•	Foreign Investing Risk: the risk that Fund share prices may fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure. Investments in foreign securities may involve greater risks than investing in U.S. securities due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments. In addition, Russia’s recent military incursions in Ukraine have led to, and may lead to additional, sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments.

•	Distressed and Defaulted Securities Risk: the risk that the repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.

•	Counterparty Risk: the risk that the other party to a contract, such as a derivatives contract, may not fulfill its contractual obligations.

•	Portfolio Management Risk: the risk that an investment strategy may fail to produce the intended results.

•	Large Shareholder Purchase and Redemption Risk: the risk that the Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

•	U.S. Treasury Obligations Risk: the risk that the value of U.S. Treasury obligations may decline as a result of changes in interest rates, certain political events in the U.S., and strained relations with certain foreign countries.

•	U.S. Government Securities Risk: the risk that debt securities issued or guaranteed by certain U.S. government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. government, and as a result, investments in their securities or obligations issued by such entities involve credit risk greater than investments in other types of U.S. government securities.

Please see “Principal Risks” and “Other Risks” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class M shares. Class M performance is lower than Class I performance because Class I has lower expenses than Class M. The table compares the average annual total returns of the Fund to a broad-based securities market index. Total returns would have been lower if certain fees and expenses had not been waived or reimbursed. The inception date of Class M shares and Class I shares of the Fund is September 30, 2021. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available on our website at www.tcw.com or by calling (800) 241-4671.

Sustainable Securitized Fund – Class M Shares

Annual Total Returns for Years Ended 12/31

Year-to-Date Total Return of Class M Shares as of June 30, 2023: 0.24%

Highest:	0.40%	(quarter ended December 31, 2022)
Lowest:	-5.60%	(quarter ended March 31, 2022)

Average Annual Total Returns

(For Periods Ended December 31, 2022)

Share Class	1 Year	Since Inception
M – Before Taxes	-14.14%	-11.46%
- After Taxes on Distributions	-14.94%	-12.30%
- After Taxes on Distributions and Sale of Fund Shares	-8.36%	-9.02%
I – Before Taxes	-14.03%	-11.62%
Bloomberg U.S. Mortgage-Backed Securities (MBS) Index	-11.81%	-9.82%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class M Shares. After-tax returns for other classes will vary. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax deduction for any loss incurred on the sale of the shares.

Investment Adviser

Metropolitan West Asset Management, LLC.

Portfolio Managers

Name	Experience with the Fund	Primary Title with Investment Adviser
Stephen M. Kane, CFA	1 Year	Founding Partner and Generalist Portfolio Manager
Elizabeth (Liza) Crawford	1 Year	Specialist Portfolio Manager, Head of Securitized Research
Mitch Flack	1 Year	Specialist Portfolio Manager

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Funds on any business day (normally any day that the New York Stock Exchange is open). Generally, purchase and redemption orders for shares of the Funds are processed at the net asset value next calculated after an order is received by the Fund. You may conduct transactions by mail (Metropolitan West Funds, c/o BNY Mellon Investment Servicing, P.O. Box 534453, Pittsburgh, PA 15253-4453), or by telephone at (800) 241-4671. You may also purchase or redeem shares of the Funds through your dealer or financial advisor. Plan Class shares offered by the Total Return Bond Fund are intended for retirement plans, including defined benefit and defined contribution plans (which may include participant-directed plans).

Purchase Minimums for Each Share Class

The following table provides the minimum initial and subsequent investment requirements for each share class. The minimums may be reduced or waived in some cases. A broker-dealer or other financial intermediary may require a higher minimum initial investment, or may aggregate or combine accounts in order to allow its customers to apply a lower minimum investment. Participants in a defined contribution plan, such as a 401(k) plan, can invest in the Plan Class only if the plan as a whole meets the minimum investment threshold.

Share Class and Type of Account	Minimum Initial Investment	Minimum Subsequent Investment
Class M
Regular Accounts	$5,000	$0
Individual Retirement Accounts	$1,000	$0
Automatic Investment Plan	$5,000	$100

Class I
Regular Accounts	$3,000,000	$50,000

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Adviser may, directly or through the Fund’s principal underwriter, pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. Plan Class shares do not make payments to broker-dealers or other financial intermediaries.